			EXHIBIT 99.1

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:		CHAPTER 11 (BUSINESS)

	Quantum Technologies	Case Number:	8:16-bk-11202
	Chapter 11 Debtor in Possession	Operating Report Number:	2
	Debtor(s).	For the Month Ending:	4/30/2016

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			3,543,986.65

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL			148,899.79
ACCOUNT REPORTS

3. BEGINNING BALANCE:			3,395,086.86

4. RECEIPTS DURING CURRENT PERIOD:
	Deposits from Other DIP Accounts	497,030.61
	Deposits from Non-DIP Accounts	2,907,572.42

	TOTAL RECEIPTS THIS PERIOD:		3,404,603.03

5. BALANCE:			6,799,689.89

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)	1,007,413.15
	Disbursements (from page 2)	3,295,673.47

	TOTAL DISBURSEMENTS THIS PERIOD:***		4,303,086.62

7. ENDING BALANCE:			2,496,603.27

8.	General Account Number(s):	XXXXX5523

	Depository Name & Location:	East West Bank
		134 N Los Robles Ave, Pasadena, CA 91101

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	Amount Transfered	Amount Disbursed	Amount
04/01/2016	QT001	Dorsett And Jackson Inc.	Operations Support		7,095.00	7,095.00
04/01/2016	QT002	Baker Hostetler	Corporate Expense		2,750.00	2,750.00
04/01/2016	QT003	ET Horn Co.	Operations Support		29,988.01	29,988.01
04/01/2016	Internal Trans.	Payroll Transfer	Payroll	275,000.00		275,000.00
04/01/2016	Wire Out	KF Fiberglass, Inc.	Operations Support		11,015.00	11,015.00
04/01/2016	Wire Out	Toray Carbon Fibers America	Operations Support		250,000.00	250,000.00
04/01/2016	Wire Out	Toray Carbon Fibers America	Operations Support		692,653.19	692,653.19
04/01/2016	Wire Out	Douglas Acquisitions LLC	Commitment Fee		60,000.00	60,000.00
04/01/2016	Wire Out	Aetna Health of California	Insurance		128,860.19	128,860.19
04/01/2016	Wire Out	Aetna Health of California	Insurance		4,989.69	4,989.69
04/01/2016	Wire Out	Dowding Industries, Inc	Operations Support		19,185.45	19,185.45
04/01/2016	Wire Out	Dowding Industries, Inc	Operations Support		200,000.00	200,000.00
04/01/2016	Wire Out	State Street Bank & Trust Co.	Corporate Expense		44,819.58	44,819.58
04/01/2016	Wire Out	Nexeo Solutions LLc	Operations Support		30,336.00	30,336.00
04/04/2016	QT004	Max Moore	Corporate Expense		3,898.17	3,898.17
04/04/2016	QT009	SUMMIT MACHINE WORKS INC.	Operations Support		12,621.20	12,621.20
04/04/2016	QT010	GEMINI MFG. & ENGINEERING	Operations Support		13,348.00	13,348.00
04/04/2016	QT011	SENGA ENGINEERING, INC.	Operations Support		8,920.00	8,920.00
04/04/2016	QT012	SENGA ENGINEERING, INC.	Operations Support		67,211.76	67,211.76
04/05/2016	QT005	IPFS Corporation	Insurance		25,700.80	25,700.80
04/05/2016	QT006	IPFS Corporation	Operations Support		9,138.18	9,138.18
04/06/2016	QT007	XPOLogistics	Insurance		429.49	429.49
04/06/2016	Wire Out	UPS Small Package	Corporate Expense		5,900.00	5,900.00

04/06/2016	Wire Out	Braden Court Associates	Facilities		52,002.58	52,002.58
04/06/2016	Wire Out	Centre Court Properties, Inc.	Facilities		1,200.00	1,200.00
04/07/2016	QT008	WEST COAST GASKET CO. INC	Operations Support		101,145.33	101,145.33
04/07/2016	Wire Out	Toray Carbon Fibers America	Operations Support		250,000.00	250,000.00
04/07/2016	Wire Out	Armada Rubber MFG. Co	Operations Support		1,888.00	1,888.00
04/07/2016	Wire Out	KF Fiberglass	Operations Support		8,720.00	8,720.00
04/08/2016	QT013	NEWPORT LAMINATES, INC.	Operations Support		10,364.73	10,364.73
04/08/2016	QT014	AIR RESOURCES BOARD INC.	Corporate Expense		700.00	700.00
04/08/2016	Wire Out	AZ Manufacturing Inc.	Operations Support		34,833.00	34,833.00
04/08/2016	Wire Out	Freeway Fasteners Inc.	Operations Support		13,687.00	13,687.00
04/08/2016	Wire Out	Freeway Fasteners Inc.	Operations Support		4,112.50	4,112.50
04/11/2016	ACH	Take Care by Wag	Corporate Expense		2,806.01	2,806.01
04/11/2016	QT015	BRIAN OLSON	Corporate Expense		791.23	791.23
04/11/2016	Internal Trans.	Payroll Transfer	Payroll	8,975.53		8,975.53
04/11/2016	Wire Out	Dowding Industries, Inc	Operations Support		23,750.00	23,750.00
04/12/2016	ACH	Take Care by Wag	Corporate Expense		200.49	200.49
04/12/2016	Internal Trans.	Payroll Transfer	Payroll	1,025.60		1,025.60
04/13/2016	ACH	Mass Mutual	Corporate Expense		26,886.59	26,886.59
04/13/2016	ACH	Take Care by Wag	Corporate Expense		128.00	128.00
04/13/2016	QT016	NEWPORT LAMINATES, INC.	Operations Support		10,364.75	10,364.75
04/13/2016	QT017	MY NETWORK SERVICES & SOLUTIONS	Corporate Expense		8,955.00	8,955.00
04/13/2016	QT018	BRADLEY JAY TIMON	Corporate Expense (Payroll)		4,528.03	4,528.03
04/13/2016	QT019	KENNETH R LOMBARDO	Corporate Expense (Payroll)		5,897.44	5,897.44
04/13/2016	QT020	WILLIAM B OLSON	Corporate Expense (Payroll)		9,346.70	9,346.70

04/13/2016	QT021	MARK L AROLD	Corporate Expense (Payroll)		5,965.92	5,965.92
04/13/2016	QT022	OLD DOMINION FREIGHT LINE, INC	Operations Support		563.65	563.65
04/13/2016	Internal Trans.	Payroll Transfer	Payroll	209,763.84		209,763.84
04/13/2016	Internal Trans.	Payroll Transfer	Payroll	124,655.57		124,655.57
04/13/2016	Wire Out	Dowding Industries, Inc	Operations Support		19,185.45	19,185.45
04/13/2016	Wire Out	Dowding Industries, Inc	Operations Support		23,750.00	23,750.00
04/13/2016	Wire Out	KF Fiberglass	Operations Support		8,720.00	8,720.00
04/14/2016	100001	PROBILT SERVICES, INC.	Operations Support		21,000.00	21,000.00
04/14/2016	100002	KIRK DECARLO	Operations Support		750.00	750.00
04/14/2016	100003	WEST COAST GASKET CO.	Operations Support		4,252.50	4,252.50
04/14/2016	100004	CONTROLLED MOTION SOLUTIONS	Operations Support		16,162.30	16,162.30
04/14/2016	100005	CAPITOL MACHINE CO	Corporate Expense		94,205.16	94,205.16
04/14/2016	100006	YRC FREIGHT (RDWY)	Operations Support		1,306.16	1,306.16
04/14/2016	ACH	Take Care by Wag	Corporate Expense		1,090.00	1,090.00
04/14/2016	QT023	AMICO SCIENTIFIC CORPORATION	Operations Support		72.20	72.20
04/14/2016	QT024	UFP RIVERSIDE, LLC	Operations Support		4,190.06	4,190.06
04/14/2016	QT025	SURFACE PREPARATION SOLUTIONS LLC	Operations Support		137.71	137.71
04/14/2016	Wire Out	Barnes Group Inc (Associated Spring Raymond)	Operations Support		10,714.80	10,714.80
04/14/2016	Wire Out	Duggan Manufacturing	Operations Support		12,553.20	12,553.20
04/14/2016	Wire Out	Krayden, Inc.	Operations Support		955.40	955.40
04/15/2016	100007	KENNETH R LOMBARDO	Corporate Expense (Payroll)		5,897.43	5,897.43
04/15/2016	100008	BRADLEY JAY TIMON	Corporate Expense (Payroll)		4,528.03	4,528.03

04/15/2016	100009	WILLIAM B OLSON	Corporate Expense (Payroll)		9,846.98	9,846.98
04/15/2016	100010	MARK L AROLD	Corporate Expense (Payroll)		5,965.93	5,965.93
04/15/2016	100011	AFLAC (Inv.#029924-2/14/16 Bill)	Insurance		1,621.64	1,621.64
04/15/2016	100012	Royce Digital Systems Inc.	Operations Support		99.36	99.36
04/15/2016	100013	IPFS Corporation	Insurance		74,787.84	74,787.84
04/15/2016	ACH	Take Care by Wag	Corporate Expense		334.96	334.96
04/15/2016	Internal Trans.	Payroll Transfer	Payroll	993.92		993.92
04/15/2016	Wire Out	Performance Composites	Operations Support		36,144.00	36,144.00
04/15/2016	Wire Out	Duggan Manufacturing	Operations Support		38,865.00	38,865.00
04/18/2016	100014	QUOC AHN NGUYEN	Corporate Expense		131.98	131.98
04/18/2016	100015	SARKIS ENKASJAN	Corporate Expense		538.20	538.20
04/18/2016	100016	PETER FORD	Corporate Expense		1,467.60	1,467.60
04/18/2016	100017	JORGE I GARCIA	Corporate Expense		91.92	91.92
04/18/2016	100018	MARIO PARRA	Corporate Expense		1,765.90	1,765.90
04/18/2016	100019	SHANNON MICHEALS	Corporate Expense		325.83	325.83
04/18/2016	100020	ANGEL NAVARRO	Corporate Expense		298.36	298.36
04/18/2016	100021	TUNG NGUYEN	Corporate Expense		549.13	549.13
04/18/2016	100022	ARNOLD NOLASCO	Corporate Expense		241.59	241.59
04/18/2016	100023	TONY RIVAS	Corporate Expense		1,558.73	1,558.73
04/18/2016	100024	CRAIG SMUGERESKY	Corporate Expense		348.68	348.68
04/18/2016	100025	BRADLEY JAY TIMON	Corporate Expense		32.37	32.37
04/18/2016	100026	TAVIN TYLER	Corporate Expense		720.00	720.00
04/18/2016	100027	PAUL VANDERLINDEN	Corporate Expense		291.57	291.57
04/18/2016	100028	MING ZHANG	Corporate Expense		68.04	68.04
04/18/2016	ACH	Take Care by Wag	Corporate Expense		200.00	200.00
04/18/2016	ACH	YRC FREIGHT (RDWY)	Operations Support		1,306.16	1,306.16

04/18/2016	Internal Trans.	Payroll Transfer	Payroll	10,054.39		10,054.39
04/18/2016	Wire Out	Precision Urethane & Machine Ince.	Operations Support		15,000.00	15,000.00
04/19/2016	ACH	Take Care by Wag	Corporate Expense		384.60	384.60
04/19/2016	Wire Out	Sonoco Protective Solutions	Operations Support		7,735.00	7,735.00
04/19/2016	Wire Out	KF Fiberglass	Operations Support		10,900.00	10,900.00
04/19/2016	100029	VOIDED	VOIDED		—	—
04/20/2016	100030	NEWPORT LAMINATES, INC.	Operations Support		10,364.75	10,364.75
04/21/2016	100031	THE PAINT DEPARTMENT LLC	Operations Support		10,450.00	10,450.00
04/21/2016	100032	ET HORN CO.	Operations Support		25,092.50	25,092.50
04/21/2016	100033	DORSETT & JACKSON	Operations Support		7,095.00	7,095.00
04/21/2016	100034	ERNEST PACKAGING CORPORATION	Operations Support		3,070.00	3,070.00
04/21/2016	100035	SENGA ENGINEERING, INC.	Operations Support		27,180.00	27,180.00
04/21/2016	100036	QUIGLEY'S AUTO BODY	Operations Support		10,445.50	10,445.50
04/21/2016	100037	ROSALINDA BALDOVINO	Payroll		1,447.36	1,447.36
04/21/2016	100038	STEVEN SANDOVAL	Corporate Expense		5,081.20	5,081.20
04/21/2016	100039	MICHAEL TANNER	Corporate Expense		3,193.28	3,193.28
04/21/2016	ACH	Mass Mutual	Corporate Expense		35,615.70	35,615.70
04/21/2016	ACH	Take Care by Wag	Corporate Expense		30.00	30.00
04/21/2016	Wire Out	Mitsubishi Rayon	Operations Support		20,000.00	20,000.00
04/21/2016	Wire Out	Federal Express/Revenue Recovery	Corporate Expense		20,000.00	20,000.00
04/21/2016	Wire Out	Whitlam Label Inc.	Operations Support		3,763.00	3,763.00
04/21/2016	Wire Out	Sonoco Protective Solutions	Operations Support		2,750.00	2,750.00
04/22/2016	100040	PRECISION WATERJET	Operations Support		22,045.00	22,045.00
04/22/2016	100041	GEMINI MFG. & ENGINEERING	Operations Support		20,557.00	20,557.00

04/22/2016	100042	AZ MFG. INC.	Operations Support	8,293.00	8,293.00
04/22/2016	100043	SUSPA INC.	Operations Support	1,666.50	1,666.50
04/22/2016	100044	CRENSHAW DIE MFG.	Operations Support	4,736.34	4,736.34
04/22/2016	100045	NEWPORT LAMINATES, INC.	Operations Support	10,364.75	10,364.75
04/22/2016	Wire Out	Sonoco Protective Solutions	Operations Support	32,606.28	32,606.28
04/22/2016	Wire Out	Dowding Industries, Inc	Operations Support	23,750.00	23,750.00
04/22/2016	Wire Out	Sonoco Protective Solutions	Operations Support	4,375.00	4,375.00
04/22/2016	Wire Out	Freeway Fasteners Inc.	Operations Support	12,555.00	12,555.00
04/22/2016	Wire Out	Mitsubishi Rayon	Operations Support	27,398.25	27,398.25
04/22/2016	Wire Out	OMB Saleri S.p.A. - EURO 8, 0985	Operations Support	9,431.48	9,431.48
04/25/2016	100046	GARDEN CITY GROUP LLC	Restructuring Professional Fees	72,050.00	72,050.00
04/25/2016	100047	FREIGHT SAVER.COM	Operations Support	8,075.00	8,075.00
04/25/2016	100048	VOIDED	VOIDED	—	—
04/25/2016	100049	COMCAST CORPORATION	Corporate Expense	139.56	139.56
04/25/2016	100050	TAE KIM	Corporate Expense	57.78	57.78
04/25/2016	100051	KENNETH R LOMBARDO	Corporate Expense	1,905.12	1,905.12
04/25/2016	100052	SHANNON MICHAELS	Corporate Expense	2,478.48	2,478.48
04/25/2016	100053	BRIAN OLSON	Corporate Expense	1,677.95	1,677.95
04/25/2016	100054	AFLAC	Insurance	1,339.52	1,339.52
04/25/2016	100055	AT&T	Corporate Expense	62.94	62.94
04/25/2016	100056	HERNAN HENRIQUEZ	Corporate Expense	2,136.05	2,136.05
04/25/2016	100057	JEFF MULLINS	Corporate Expense	774.64	774.64
04/25/2016	100058	TAE KIM	Corporate Expense	247.32	247.32
04/25/2016	100059	PRUDENTIAL	Insurance	343.18	343.18
04/25/2016	100060	BRYAN ROSSITER	Corporate Expense	384.87	384.87
04/25/2016	100061	CHANDRU SHAROFF	Corporate Expense	65.00	65.00

04/25/2016	100062	SOUTHERN CALIF. GAS	Operations Support		3,008.00	3,008.00
04/25/2016	100063	T-MOBILE	Corporate Expense		55.67	55.67
04/25/2016	100064	THE REA COMPANY	Operations Support		728.90	728.90
04/25/2016	Internal Trans.	Payroll Transfer	Payroll	1,823.62		1,823.62
04/25/2016	Wire Out	Sonoco Protective Solutions	Operations Support		7,125.00	7,125.00
04/26/2016	100065	SOUTHERN CALIF. GAS	Operations Support		107.52	107.52
04/26/2016	100066	XPO LOGISTICS	Operations Support		429.49	429.49
04/26/2016	100067	PACIFIC FREIGHT TRANSPORTATION INC	Operations Support		4,100.00	4,100.00
04/26/2016	100068	PACIFIC FREIGHT TRANSPORTATION INC	Operations Support		4,100.00	4,100.00
04/26/2016	ACH	Take Care by Wag	Corporate Expense		3,005.43	3,005.43
04/26/2016	Wire Out	High Pressure Equipment	Operations Support		9,427.45	9,427.45
04/27/2016	100069	AZ MFG. INC.	Operations Support		10,306.91	10,306.91
04/27/2016	100070	CAL-FASTENERS	Operations Support		91.20	91.20
04/27/2016	100071	PRAXAIR DISTRIBUTION, INC.	Operations Support		249.67	249.67
04/27/2016	100072	NEWPORT LAMINATES, INC.	Operations Support		10,364.75	10,364.75
04/27/2016	100073	INDUSTRIAL ELEC. WIRE & CABLE	Operations Support		766.00	766.00
04/27/2016	100074	PRECISION WATERJET	Operations Support		20,560.00	20,560.00
04/27/2016	ACH	Take Care by Wag	Corporate Expense		1,628.63	1,628.63
04/27/2016	Internal Trans.	Payroll Transfer	Payroll	233,944.19		233,944.19
04/27/2016	Wire Out	KF Fiberglass	Operations Support		10,900.00	10,900.00
04/27/2016	Wire Out	Control Products Inc.	Operations Support		5,916.75	5,916.75
04/28/2016	100075	THE PAINT DEPARTMENT LLC	Operations Support		10,450.00	10,450.00
04/28/2016	100076	NEWPORT LAMINATES, INC.	Operations Support		10,364.75	10,364.75
04/28/2016	100077	PRECISION WATERJET	Operations Support		1,789.00	1,789.00

04/28/2016	100078	WEST COAST GASKET	Operations Support		937.50	937.50
04/28/2016	100079	QUIGLEY'S AUTO BODY	Operations Support		14,623.70	14,623.70
04/28/2016	ACH	Take Care by Wag	Corporate Expense		1,278.45	1,278.45
04/28/2016	Internal Trans.	Payroll Transfer	Payroll	140,976.79		140,976.79
04/29/2016	100080	XPO LOGISTICS	Operations Support		382.12	382.12
04/29/2016	100081	PERFORMANCE COMPOSITES, INC.	Operations Support		2,620.10	2,620.10
04/29/2016	100082	UFP RIVERSIDE, LLC	Operations Support		2,618.00	2,618.00
04/29/2016	100083	CCS ORANGE COUNTY JANITORIAL, INC.	Operations Support		3,259.63	3,259.63
04/29/2016	100084	PRECISION POWDER COATING	Operations Support		6,263.20	6,263.20
04/29/2016	100085	REED ELECTRIC & FIELD SERVICE	Operations Support		8,688.63	8,688.63
04/29/2016	100086	MATTHEW RAYMOND	Corporate Expense		1,882.34	1,882.34
04/29/2016	100087	KIRK DECARLO	Corporate Expense		1,500.00	1,500.00
04/29/2016	Internal Trans.	Payroll Transfer	Payroll	199.70		199.70
04/29/2016	Wire Out	Dowding Industries, Inc	Operations Support		23,750.00	23,750.00
04/29/2016	Wire Out	Sonoco Protective Solutions	Operations Support		6,399.60	6,399.60
04/29/2016	Wire Out	Whitlam Label Inc.	Operations Support		785.00	785.00
	Fees	Wire and transfer fees	Bank charges		1,327.35	1,327.35
						—
						—
						—
			TOTAL DISBURSEMENTS THIS PERIOD:	1,007,413.15	3,295,673.47	$4,303,086.62

GENERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	4/30/2016	Balance on Statement:	$2,650,974.85

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			—

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
QT023	4/14/2016	72.20
QT025	4/14/2016	137.71
100027	4/18/2016	291.57
100020	4/18/2016	298.36
100019	4/18/2016	325.83
100033	4/21/2016	7,095.00
100063	4/25/2016	55.67
100050	4/25/2016	57.78
100055	4/25/2016	62.94
100061	4/25/2016	65.00
100049	4/25/2016	139.56
100058	4/25/2016	247.32
100059	4/25/2016	343.18
100060	4/25/2016	384.87
100064	4/25/2016	728.90
100057	4/25/2016	774.64
100054	4/25/2016	1,339.52
100051	4/25/2016	1,905.12
100052	4/25/2016	2,478.48
100062	4/25/2016	3,008.00
100046	4/25/2016	72,050.00
100065	4/26/2016	107.52
100066	4/26/2016	429.49
100070	4/27/2016	91.20
100071	4/27/2016	249.67
100073	4/27/2016	766.00
100074	4/27/2016	20,560.00

100078	4/28/2016	937.50
100077	4/28/2016	1,789.00
100076	4/28/2016	10,364.75
100080	4/29/2016	382.12
100087	4/29/2016	1,500.00
100086	4/29/2016	1,882.34
100082	4/29/2016	2,618.78
100081	4/29/2016	2,620.10
100083	4/29/2016	3,259.63
100084	4/29/2016	6,263.20
100085	4/29/2016	8,688.63

TOTAL OUTSTANDING CHECKS:			154,371.58

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$2,496,603.27

I. CASH RECEIPTS AND DISBURSEMENTS
B. (PAYROLL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS			110,258.75

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL			110,270.75
	ACCOUNT REPORTS

3. BEGINNING BALANCE:			(12.00)

4. RECEIPTS DURING CURRENT PERIOD:			1,007,413.15
	(Transferred from General Account)

	5. BALANCE:		1,007,401.15

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	TOTAL DISBURSEMENTS THIS PERIOD:***		1,007,405.35

7. ENDING BALANCE:			(4.20)

8.	PAYROLL Account Number(s):	XXXXXX5530

	Depository Name & Location:	East West Bank
		134 N Los Robles Ave, Pasadena, CA 91101

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
4/1/2016	51680	Quantum Employee	Employee Payroll	1,112.89
4/1/2016	51681	Quantum Employee	Employee Payroll	1,090.72
4/1/2016	51682	Quantum Employee	Employee Payroll	1,159.21
4/1/2016	51683	Quantum Employee	Employee Payroll	900.88
4/1/2016	51684	Quantum Employee	Employee Payroll	959.43
4/1/2016	51685	Quantum Employee	Employee Payroll	1,109.65
4/1/2016	51686	Quantum Employee	Employee Payroll	1,539.02
4/1/2016	51693	Quantum Employee	Employee Payroll	1,506.15
4/1/2016	51696	Quantum Employee	Employee Payroll	1,539.36
4/1/2016	51698	Quantum Employee	Employee Payroll	1,426.53
4/1/2016	51700	Quantum Employee	Employee Payroll	2,402.89
4/1/2016	51749	Quantum Employee	Employee Payroll	1,867.66
4/1/2016	51756	Quantum Employee	Employee Payroll	985.75
4/1/2016	51791	Quantum Employee	Employee Payroll	1,445.59
4/4/2016	51687	Quantum Employee	Employee Payroll	1,204.70
4/4/2016	51688	Quantum Employee	Employee Payroll	934.67
4/4/2016	51689	Quantum Employee	Employee Payroll	657.46
4/4/2016	51690	Quantum Employee	Employee Payroll	1,847.22
4/4/2016	51691	Quantum Employee	Employee Payroll	1,654.76
4/4/2016	51692	Quantum Employee	Employee Payroll	808.72
4/4/2016	51694	Quantum Employee	Employee Payroll	1,249.26
4/4/2016	51695	Quantum Employee	Employee Payroll	992.94
4/4/2016	51702	Quantum Employee	Employee Payroll	1,012.12
4/4/2016	51703	Quantum Employee	Employee Payroll	1,376.68
4/4/2016	51707	Quantum Employee	Employee Payroll	2,742.37

4/4/2016	51709	Quantum Employee	Employee Payroll	2,252.35
4/4/2016	51710	Quantum Employee	Employee Payroll	2,402.26
4/4/2016	51711	Quantum Employee	Employee Payroll	1,723.98
4/4/2016	51712	Quantum Employee	Employee Payroll	3,220.76
4/4/2016	51713	Quantum Employee	Employee Payroll	1,528.17
4/4/2016	51714	Quantum Employee	Employee Payroll	2,199.75
4/4/2016	51715	Quantum Employee	Employee Payroll	1,696.20
4/4/2016	51716	Quantum Employee	Employee Payroll	1,006.16
4/4/2016	51717	Quantum Employee	Employee Payroll	1,601.35
4/4/2016	51718	Quantum Employee	Employee Payroll	1,056.71
4/4/2016	51720	Quantum Employee	Employee Payroll	1,307.15
4/4/2016	51721	Quantum Employee	Employee Payroll	3,413.09
4/4/2016	51722	Quantum Employee	Employee Payroll	3,877.36
4/4/2016	51723	Quantum Employee	Employee Payroll	2,812.17
4/4/2016	51724	Quantum Employee	Employee Payroll	2,055.36
4/4/2016	51725	Quantum Employee	Employee Payroll	3,483.80
4/4/2016	51726	Quantum Employee	Employee Payroll	1,806.30
4/4/2016	51727	Quantum Employee	Employee Payroll	3,612.91
4/4/2016	51729	Quantum Employee	Employee Payroll	3,837.57
4/4/2016	51730	Quantum Employee	Employee Payroll	1,760.52
4/4/2016	51732	Quantum Employee	Employee Payroll	3,750.29
4/4/2016	51733	Quantum Employee	Employee Payroll	2,982.60
4/4/2016	51736	Quantum Employee	Employee Payroll	2,678.03
4/4/2016	51737	Quantum Employee	Employee Payroll	2,634.38
4/4/2016	51738	Quantum Employee	Employee Payroll	3,185.21
4/4/2016	51740	Quantum Employee	Employee Payroll	2,044.20
4/4/2016	51741	Quantum Employee	Employee Payroll	3,051.20
4/4/2016	51742	Quantum Employee	Employee Payroll	2,956.34

4/4/2016	51745	Quantum Employee	Employee Payroll	3,403.92
4/4/2016	51747	Quantum Employee	Employee Payroll	1,002.71
4/4/2016	51750	Quantum Employee	Employee Payroll	2,534.77
4/4/2016	51751	Quantum Employee	Employee Payroll	995.99
4/4/2016	51752	Quantum Employee	Employee Payroll	905.61
4/4/2016	51753	Quantum Employee	Employee Payroll	1,042.58
4/4/2016	51755	Quantum Employee	Employee Payroll	953.42
4/4/2016	51757	Quantum Employee	Employee Payroll	1,939.08
4/4/2016	51758	Quantum Employee	Employee Payroll	995.45
4/4/2016	51759	Quantum Employee	Employee Payroll	3,540.66
4/4/2016	51761	Quantum Employee	Employee Payroll	2,987.86
4/4/2016	51766	Quantum Employee	Employee Payroll	3,008.06
4/4/2016	51770	Quantum Employee	Employee Payroll	894.36
4/4/2016	51772	Quantum Employee	Employee Payroll	2,100.79
4/4/2016	51773	Quantum Employee	Employee Payroll	762.78
4/4/2016	51774	Quantum Employee	Employee Payroll	1,184.82
4/4/2016	51775	Quantum Employee	Employee Payroll	3,292.56
4/4/2016	51777	Quantum Employee	Employee Payroll	1,418.27
4/4/2016	51782	Quantum Employee	Employee Payroll	2,008.79
4/4/2016	51783	Quantum Employee	Employee Payroll	2,204.64
4/4/2016	51784	Quantum Employee	Employee Payroll	4,260.85
4/4/2016	51790	Quantum Employee	Employee Payroll	1,048.59
4/4/2016	51792	Quantum Employee	Employee Payroll	1,386.90
4/5/2016	51697	Quantum Employee	Employee Payroll	2,630.59
4/5/2016	51699	Quantum Employee	Employee Payroll	871.62
4/5/2016	51701	Quantum Employee	Employee Payroll	2,995.50
4/5/2016	51708	Quantum Employee	Employee Payroll	1,049.90
4/5/2016	51719	Quantum Employee	Employee Payroll	1,048.78

4/5/2016	51728	Quantum Employee	Employee Payroll	2,759.90
4/5/2016	51731	Quantum Employee	Employee Payroll	2,515.40
4/5/2016	51734	Quantum Employee	Employee Payroll	3,103.65
4/5/2016	51735	Quantum Employee	Employee Payroll	1,827.20
4/5/2016	51739	Quantum Employee	Employee Payroll	1,717.70
4/5/2016	51746	Quantum Employee	Employee Payroll	2,388.28
4/5/2016	51748	Quantum Employee	Employee Payroll	3,058.08
4/5/2016	51760	Quantum Employee	Employee Payroll	2,066.66
4/5/2016	51765	Quantum Employee	Employee Payroll	4,280.71
4/5/2016	51767	Quantum Employee	Employee Payroll	2,952.17
4/5/2016	51768	Quantum Employee	Employee Payroll	1,725.95
4/5/2016	51771	Quantum Employee	Employee Payroll	2,249.77
4/5/2016	51776	Quantum Employee	Employee Payroll	3,558.07
4/5/2016	51780	Quantum Employee	Employee Payroll	770.49
4/5/2016	51781	Quantum Employee	Employee Payroll	1,048.65
4/6/2016	51706	Quantum Employee	Employee Payroll	1,418.09
4/6/2016	51743	Quantum Employee	Employee Payroll	2,523.09
4/6/2016	51744	Quantum Employee	Employee Payroll	1,692.46
4/6/2016	51788	Quantum Employee	Employee Payroll	1,546.96
4/6/2016	51789	Quantum Employee	Employee Payroll	3,406.02
4/7/2016	51754	Quantum Employee	Employee Payroll	1,016.09
4/7/2016	51764	Quantum Employee	Employee Payroll	2,595.63
4/7/2016	51769	Quantum Employee	Employee Payroll	5,132.08
4/7/2016	51785	Quantum Employee	Employee Payroll	1,724.21
4/8/2016			TRANSFER TO DEPOSIT SYSTEM ACCOUNT XXXXXX5523	57,750.47
4/8/2016	51705	Quantum Employee	Employee Payroll	2,911.40
4/8/2016	51778	Quantum Employee	Employee Payroll	976.04
4/8/2016	51779	Quantum Employee	Employee Payroll	340.13

4/11/2016	51762	Quantum Employee	Employee Payroll	3,410.85
4/11/2016	51786	Quantum Employee	Employee Payroll	2,072.44
4/11/2016	51787	Quantum Employee	Employee Payroll	3,492.24
4/12/2016			ADP TAX SVCS INC. REV. WIRE IMPOUND	565.04
4/12/2016			OUTGOING WIRE	30.00
4/12/2016	51704	Quantum Employee	Employee Payroll	460.56
4/13/2016			ADP TAX SVCS INC. REV. WIRE IMPOUND	208,204.25
4/13/2016			OUTGOING WIRE	30.00
4/13/2016	51763	Quantum Employee	Employee Payroll	1,529.59
4/14/2016			ADP TAX SVCS INC. REV. WIRE IMPOUND	723.41
4/14/2016			OUTGOING WIRE	30.00
4/14/2016			ADP PAYROLL TAX DEPOSIT CUSTODIAN	123,902.16
4/14/2016			OUTGOING WIRE	30.00
4/15/2016			OVERDRAFT FEE	32.00
4/15/2016	51794	Quantum Employee	Employee Payroll	901.92
4/18/2016	51793	Quantum Employee	Employee Payroll	1,115.26
4/18/2016	51795	Quantum Employee	Employee Payroll	1,074.98
4/18/2016	51796	Quantum Employee	Employee Payroll	1,833.37
4/18/2016	51797	Quantum Employee	Employee Payroll	2,523.08
4/18/2016	51798	Quantum Employee	Employee Payroll	992.41
4/18/2016	51799	Quantum Employee	Employee Payroll	985.72
4/18/2016	51800	Quantum Employee	Employee Payroll	1,529.57
4/25/2016			ADP PAYROLL FEES ADP - FEES 160425 10OIY 6078852	150.00
4/25/2016			ADP PAYROLL FEES ADP - FEES 160425 10OIY 5759149	410.38
4/25/2016			ADP PAYROLL FEES ADP - FEES 160425 10OIY 6817864	529.84
4/25/2016			ADP PAYROLL FEES ADP - FEES 160425 10OIY 3840804	733.40
4/27/2016			ADP TAX SVCS INC. REV. WIRE IMPOUND	233,944.19
4/27/2016			OUTGOING WIRE	30.00
4/28/2016			ADP TAX SVCS INC. REV. WIRE IMPOUND	720.18
4/28/2016			OUTGOING WIRE	30.00
4/28/2016			ADP PAYROLL TAX DEPOSIT CUSTODIAN	140,226.61
4/28/2016			OUTGOING WIRE	30.00
4/29/2016			OVERDRAFT FEE	32.00
4/29/2016			ZBA MAINTENANCE SUB	15.00

4/29/2016	ADP PAYROLL FEES ADP - FEES 160429 10OIY 7220598	92.70
4/29/2016	MAINTENANCE FEE	4.20

	TOTAL DISBURSEMENTS THIS PERIOD:	1,007,405.35

PAYROLL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	4/30/2016	Balance on Statement:	(4.20)

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			—

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			—

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			(4.20)

I. CASH RECEIPTS AND DISBURSEMENTS
C. (CASH COLLATERAL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR CASH COLLATERAL ACCOUNT REPORTS			—

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR CASH COLLATERAL			—
	ACCOUNT REPORTS

3. BEGINNING BALANCE:			—

4. RECEIPTS DURING CURRENT PERIOD:			569,568.67

	5. BALANCE:		569,568.67

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	TOTAL DISBURSEMENTS THIS PERIOD:		439,280.14

7. ENDING BALANCE:			130,288.53

8.	CASH COLLATERAL Account Number(s):	XXXXXX5551

	Depository Name & Location:	East West Bank
		134 N Los Robles Ave, Pasadena, CA 91101

TOTAL DISBURSEMENTS FROM CASH COLLATERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
04/19/2016			SERVICE CHARGE	1.25
04/20/2016			SERVICE CHARGE	1.25
04/25/2016			TRANSFER TO GENERAL ACCT.	439,265.14
04/27/2016			SERVICE CHARGE	1.25
04/28/2016			SERVICE CHARGE	1.25
04/29/2016			WIRE TRANS-IN CHARGE	10.00

TOTAL DISBURSEMENTS THIS PERIOD:	439,280.14

CASH COLLATERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	4/30/2016	Balance on Statement:	$130,288.53

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			—

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			—

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$130,288.53

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:
	(Provide a copy of monthly account statements for each of the below)

		General Account:	2,496,603.27
		Payroll Account:	(4.20)
		Cash Collateral Account:	130,288.53
Other Accounts:

Other Monies:
		Petty Cash (from below):	230.66

TOTAL CASH AVAILABLE:				2,627,118.26

Petty Cash Transactions:
Date	Purpose		Amount
3/31/2016	Beginning Balance		692.94
4/6/2016	Corporate Expense		(32.67)
4/6/2016	Operations Support		(44.79)
4/15/2016	Operations Support		(32.36)
4/15/2016	Corporate Expense		(15.01)
4/21/2016	Corporate Expense		(72.54)
4/21/2016	Operations Support		(11.34)
4/27/2016	Corporate Expense		(102.57)
4/29/2016	Corporate Expense		(151.00)

TOTAL PETTY CASH TRANSACTIONS:				230.66

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due
See Exhibit II

			TOTAL DUE:	—

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:
			Gross Sales Subject to Sales Tax:	—
			Total Wages Paid:	1,191,476.39

		Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
	Federal Withholding	—	—	N/A
	State Withholding	—	—	N/A
	FICA- Employer's Share	—	—	N/A
	FICA- Employee's Share	—	—	N/A
	Federal Unemployment	—	—	N/A
	Sales and Use	—	—	N/A
	Real Property	—	—	N/A
Other:
	TOTAL:	—	—

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due
Amico Scientific Corp	Varies	$72.20	1	185.76
AZ MFG INC	Varies	$18,599.91
Braden Courts Associates	Monthly	$52,002.58
BRADLEY JAY TIMON	Varies	$13,616.46
BROADRIDGE INVESTOR COMMUNICATION	Varies	$—	1	452.25
CAL-FASTENERS	Varies	$91.20
Centre Court Properties, LLC	Monthly	$1,200.00
CLEAN AIR POWER INC	Varies	$—	1	6,810.00
Color Masters	Varies	$—	1	299.14
CONTROL PRODUCTS INC	Varies	$5,916.75
CONTROLLED MOTION SOLUTIONS	Varies	$—	2	8,687.63
CRENSHAW DIE MFG	Varies	$4,736.34
DENOVO VENTURES LLC	Varies	$—	1	5,498.75
DORSETT & JACKSON INC	Varies	$14,190.00	1	7,095.00
Douglas Acquisitions LLC	Varies	$60,000.00
DOWDING INDUSTRIES INC	Varies	$333,370.90	2	28,576.88
DUGGAN MANUFACTURING LLC	Varies	$51,418.20
E T HORN CO	Varies	$55,080.51
ERNEST PACKAGING CORPORATION	Varies	$3,070.00	2	6,631.20
GEMINI MANUFACTURING & ENGINEERING	Varies	$33,905.00	1	3,952.50
HIGH PRESSURE EQUIPMENT CO INC	Varies	$9,427.10
JEFFREY DREWS	Varies	$—	1	162.67
KENNETH R LOMBARDO	Varies	$19,597.42
KF FIBERGLASS INC	Varies	$50,255.00
KRAYDEN INC	Varies	$955.40
MARK L AROLD	Varies	$17,897.78
MK Products, Inc	Varies	$—	1	8,858.03
MY NETWORK SERVICES	Varies	$8,955.00
N GLANTZ & SON LLC	Varies	$—	1	1,260.00
NEWPORT LAMINATES INC	Varies	$62,188.48	2	20,729.50
Nexeo Solutions, LLC	Varies	$30,336.00
OMB Saleri SpA	Varies	$9,431.48
Performance Composites, Inc	Varies	$2,620.10	4	4,977.60
PRATT INDUSTRIES INC	Varies	$—	1	6,515.40
PRAXAIR INC	Varies	$249.67
PRECISION URETHANE & MACHINE INC	Varies	$15,000.00
PRECISION WATERJET & LASER INC	Varies	$44,394.00

ROYAL SYSTEMS GROUP INC	Varies	$—	1	1,498.77
SENGA ENGINEERING INC	Varies	$103,311.76
SUMMIT MACHINE WORKS INC	Varies	$12,621.20
SUSPA INCORPORATED	Varies	$1,666.50
TORAY CARBON FIBER AMERICA INC	Varies	$1,192,653.00
UFP RIVERSIDE LLC	Varies	$6,809.00	1	5,237.57
VERIZON WIRELESS	Monthly	$—	6	3,370.50
WEST COAST GASKET CO INC	Varies	$106,335.33
WILLIAM B OLSON	Varies	$31,509.84
XO COMMUNICATIONS LLC	Varies	$—	1	3,407.62

			TOTAL DUE:	124,206.77

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

			Accounts Payable	Accounts Receivable
			Post-Petition	Pre-Petition	Post-Petition
		30 days or less	190,774	—	1,119,703
		31 - 60 days	—	688,482	118,249
		61 - 90 days	—	345,265	—
		91 - 120 days	—	1,117,200	—
		Over 120 days	—	—	—
		TOTAL:	190,774	2,150,947	1,237,952

V. INSURANCE COVERAGE

		Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
	General Liability	First Specialty Insurance Co	5,000,000	10/1/2016	10/1/2016
	Worker's Compensation	Hartford	1,000,000	7/23/2016	7/23/2016
	Umbrella	Chubb Custom Insurance Co	5,000,000	10/1/2016	10/1/2016
	Vehicle	Hartford Fire Ins Co.	1,000,000	10/1/2016	10/1/2016
	D&O - primary	XL Specialty Insurance Co	5,000,000	10/1/2016	10/1/2016
	D&O - excess 1st layer	Old Republic Ins Co	5,000,000	10/1/2016	10/1/2016
	D&O - excess 2nd layer	National Union Fire Co of Pittsburg	5,000,000	10/1/2016	10/1/2016
	Fiduciary & Crime	Federal Insurance Co	1,000,000	10/1/2016	10/1/2016
	E&O	Lloyds of London	2,000,000	6/3/2016	6/3/2016

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
31-Mar-2016	148,899.79	975.00	17-May-2016	975.00	—
					—
					—
					—
					—
					—
					—
		975.00		975.00	—

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month
Bradley Jay Timon			30,230.79
Kenneth R Lombardo			29,238.48
Mark L Arold			28,500.03
William B Olson			47,538.48

Reflects 3 pay periods as a result of insider compensation approval process

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month
Brian Olson		Expense Reimburesement	2,469.18
Kenneth Lombardo		Expense Reimburesement	1,905.12
Bradley J. Timon		Expense Reimburesement	32.37

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

	April 2016	Cumulative Post-Petition
Sales/Revenue:
Gross Product Sales/Revenue	$838,033	$962,228
Gross Contract Revenue	$142,160	$338,343
Less: Returns/Discounts	$—	$—
Net Sales/Revenue	$980,193	$1,300,571

Cost of Goods Sold:
Beginning Inventory at cost	$8,884,229	$9,143,311
Purchases	$1,291,095	$1,297,694
Less: Ending Inventory at cost	$9,618,296	$9,821,687
Cost of Goods Sold (COGS)	$557,028	$619,318
Inventory variances related to Q1	$—	$203,391
Direct Labor	$118,521	$154,521
Indirect COGS	$450,526	$598,878
Cost of Contract Revenue	$93,849	$150,836

Gross Profit	$(239,731)	$(426,372)

Other Operating Income (Itemize)

Operating Expenses:
Payroll - Insiders	$105,085	$135,508
Payroll - Other Employees	$512,878	$681,230
Payroll Taxes	$59,431	$77,321
Other Taxes (Itemize)	$—	$2,130
Depreciation and Amortization	$82,182	$129,484
Rent Expense - Real Property	$65,738	$85,219
Lease Expense - Personal Property	$2,929	$4,844
Insurance	$121,816	$174,435
Real Property Taxes	$7,387	$9,592
Telephone and Utilities	$25,702	$35,776
Repairs and Maintenance	$20,171	$25,757
Travel and Entertainment (Itemize)
Meals & Entertainment	$340	$677
Travel & Subsistence	$5,386	$7,912
Miscellaneous Operating Expenses (Itemize)		$39,945
Legal Fees	$34,457	$34,457

Equipment Supplies	$55,975	$55,975
Shared Services (I.T., Procurement, Facility)	$17,728	$17,728
Total Operating Expenses	$1,117,205	$1,517,990

Net Gain/(Loss) from Operations	$(1,356,936)	$(1,944,362)

Non-Operating Income:
Interest Income	$—	$—
Net Gain on Sale of Assets (Itemize)	$—	$—
Income from discontinued operations	$75,773	$75,773

Total Non-Operating income	$75,773	$75,773

Non-Operating Expenses:
Interest Expense	$226,156	$287,051
Legal and Professional (Itemize)
Company Restructuring Advisors / CRO	$421,405	$482,476
Debtor Counsel	$382,094	$535,000
UCC Counsel	$77,500	$100,000
Claims Agent	$215,000	$275,000
Investment Banker	$85,000	$100,000
US Trustee	$5,000	$5,000
Other	$—	$—
Total Non-Operating Expenses	$1,412,155	$1,784,527

NET INCOME/(LOSS)	$(2,693,318)	$(3,653,116)

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

ASSETS	Current Month End
Current Assets:
Unrestricted Cash	2,627,118
Restricted Cash
Accounts Receivable (Billed)	3,388,899
Accounts Receivable (Un-Billed)	465,802
Inventory	9,618,296
Notes Receivable
Prepaid Expenses	1,266,831
Other (Itemize)
Total Current Assets		$17,366,946

Property, Plant, and Equipment	42,374,155
Accumulated Depreciation/Depletion	(33,563,867)
Net Property, Plant, and Equipment		$8,810,288

Other Assets (Net of Amortization):
Due from Insiders	—
Deposits and other assets	186,779
Discontinued Operations held for Sale	2,201,085
Total Other Assets		$2,387,864

TOTAL ASSETS		$28,565,098

LIABILITIES
Post-petition Liabilities:
Accounts Payable	190,774
Taxes Payable	16,843
Notes Payable
Professional fees	1,387,926
Payroll	134,727
Deferred Revenue	221,288
Accrued Warranties	22,816
Other	49,263

Secured Debt
DIP Loan - Douglas
Principal	5,885,000
Accrued interest	27,987
Bridge Bank - Line of Credit:
Principal	202,527
Accrued interest	15,792
Convertible Notes:

Accrued interest	243,263

Total Post-petition Liabilities		$8,398,206

Pre-petition Liabilities:
Secured Liabilities	14,569,949
Priority Liabilities	80,858
Unsecured Liabilities	6,551,270
Payroll	807,532
Deferred Revenue	1,534,527
Accrued Warranties	1,212,984
Other	193,046

Total Pre-petition Liabilities		$24,950,166

TOTAL LIABILITIES		$33,348,372

EQUITY:
Pre-petition Owners’ Equity	(1,199,624)
Post-petition Profit/(Loss)	(3,653,116)
Direct Charges to Equity (change in fx rate)	69,466
TOTAL EQUITY		(4,783,274)

TOTAL LIABILITIES & EQUITY		$28,565,098

XI. QUESTIONNAIRE

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If "Yes", explain below:	x

		No	Yes
2.
Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If "Yes", explain below:
x

3.	State what progress was made during the reporting period toward filing a plan of reorganization
The Company is in the process of running a 363 sale process and has finalized the Stalking Horse APA, provided public Notice of Auction and Sale Hearing, and has filed the Sale Procedures.

4.	Describe potential future developments which may have a significant impact on the case:
The Company is in discussions with the DIP lender to increase the DIP financing commitment.

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

		No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If "Yes", please set forth the amounts and sources of the income below.	x

I,	Bradley Timon, Chief Financial Officer,

declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.